UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): October 05, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 8.01   Press release dated 05 October 2004 - Holding(s) in Company

The company has received the following announcement:


    Fidelity Investments
    Windmill Court
    Millfield Lane
    Lower Kingswood
    Tadworth
    Surrey KT20 6AG

    4 October 2004


Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD

Fax: 020-7493 1974

ATTN: Company Secretary

Dear Sirs,

Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes.
For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Kerrie Barnett on 01737 837092 or by Fax at 01737 837450.


Yours faithfully,

Kerrie Barnett

Regulatory Reporting Analyst

FIL - Investment Compliance

Amendment #24


NOTIFICATIONS UNDER SECTION 198 TO 202 - U.K. COMPANIES ACT


1.         Company in which shares are held:         Marconi Corporation Plc


2.         Notifiable Interest: Ordinary Shares



(a)        FMR Corp.

           82 Devonshire Square

           Boston, MA 02109

Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds, and Fidelity Management Trust company
(FMTC), a US state chartered bank which acts as a trustee or investment manager of various pension and trust accounts. (See Schedule A for listing of Registered Shareholders and their holdings)



(b)        Fidelity International Limited (FIL)

                        P.O. Box HM 670

                        Hamilton HMCX, Bermuda



Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)



3.         The notifiable interests also comprise the notifiable interest of:


                        Mr. Edward C Johnson 3d

                        82 Devonshire Street

                        Boston, MA 02109


A principal shareholder of FMR Corp. and Fidelity International Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.



5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.



6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.

By Rani Jandu
Regulatory Reporting Manager, FIL -          Investment Compliance
Duly authorised under Powers of Attorney dated August 25, 2004 by Eric D. Roiter by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries.

Schedule A
                           Amendment #24

Security: Marconi Corporation Plc


Ordinary          Shares Held    Management     Nominee/Registered Name
Shares                             Company


                      240,100        FIL        Bank of New York London Total
                       88,199        FIL        Brown Brothers Harriman Total
                      161,200        FIL        Chase Manhattan Bank London Total
                      258,122        FIL        Deutsche Bank Total
                      112,000        FIL        HSBC Total
                      298,800        FIL        JP Morgan Total
                        7,395        FIL        Morgan Stanley Total
                      247,649        FIL        Northern Trust Total
                    2,835,198       FISL        Chase Manhattan Bank London Total
                    1,062,396       FMRCO       Brown Brothers Harriman Total
                      383,376       FMRCO       Chase Nominees Limited Total
                    5,017,376       FMRCO       HSBC Total
                       10,250       FMRCO       JP Morgan Chase Total
                      235,825       FMRCO       Mellon Bank Total
                       86,104       FMRCO       State Street Bank & Trust Company Total
                       33,900       FMTC        Bank of New York Total
                       48,313       FMTC        Chase Nominees Ltd Total
                        7,300       FMTC        JP Morgan Chase Total
                       16,274       FMTC        Mellon Bank Total
                        1,000       FMTC        Morgan Stanley Trust Co. Nominees Limited Bank Total
                       21,100       FMTC        Northern Trust Total
                       37,400       FMTC        State Street Bank & Trust Total
                       11,030       FMTC        Sumitomo T&B Total
                        1,220        FPM        Brown Brothers Harriman Ltd. LUX Total
                      138,004        FPM        Chase Nominees Ltd Total
                        3,700        FPM        Citibank Total
                      195,933        FPM        HSBC Clients Holding Nominee (UK) Limited Total
                   11,569,164                   Grand Total Ordinary Shares

Current ownership percentage:                5.64%

Shares in issue:                             204,787,207

Change in holdings since last filing:        (2,680,537) ordinary shares

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 05, 2004